UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):     January 1, 2015

Omega Protein Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14003	76-0562134
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2105 City West Boulevard
Suite 500
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(713) 623-0060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors;   Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2015, Omega Protein Corporation (the “Company”) issued a press release announcing plans to further integrate its Nutegrity human nutrition businesses. In connection with these integration plans, the Company announced that Terry Olson, the Company’s President of its Nutegrity division, has transitioned into a non-executive role with the Company effective as of January 1, 2015 and is expected to leave the Company by March 31, 2015. A copy of the Company’s press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release of the Company dated January 6, 2015 titled “Omega Protein Continues Human Nutrition Segment Integration”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: January 6, 2015	/s/ John D. Held
John D. Held
Executive Vice President, General Counsel and Secretary

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